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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 6, 2007

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                   000-23489               52-1309227
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

   1820 North Fort Myer Drive, Arlington, Virginia               22209
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (703) 292-5210

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 6, 2007, Registrant filed a press release entitled; "Access Worldwide Provides Revenue Guidance for 2007," (the "Access Release). The Access Release provides, among other things, a revenue forecast for year ending December 31, 2007. For further information, reference is made to the Registrant's press release, dated February 6, 2007, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

99.1     Press Release, Access Worldwide Communications, Inc., February 6, 2007

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ACCESS WORLDWIDE COMMUNICATIONS, INC.
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                                           (Registrant)


Date: February 6, 2007                     By /s/ MARK WRIGHT
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                                              Mark Wright
                                              General Counsel, Secretary

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